UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2005

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 East Newport Center Drive, Suite 201

Deerfield Beach, Florida 33442

(Address of principal executive office)

Registrant’s telephone number, including area code (954) 429-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A amends and supplements a current report on Form 8-K filed by Devcon International Corp., a Florida corporation (“Devcon”), through Devcon Security Services Corp. (“Devcon Security”), one of its wholly owned subsidiaries, on February 28, 2005 in connection with the acquisition on February 28, 2005 of certain net assets of the electronic security services operation of Adelphia Communications Corporation, a Delaware corporation (“Adelphia”).

Item 9.01 Financial Statements and Exhibits

a) Financial Statements of Businesses Acquired

The following financial statements filed as Exhibit 99.1 hereto are incorporated herein by reference:

Exhibit 99.1 Page
Starpoint Limited Partnership — Historical Financial Information
Report of Independent Certified Public Accountants	1
Consolidated Balance Sheet	2
Consolidated Statement of Operations and Changes in Partners’ Capital	3
Consolidated Statements of Cash Flows	4
Consolidated Notes to Financial Statements	5

(b) Pro Forma Financial Information

The following financial statements filed as Exhibit 99.2 hereto are incorporated herein by reference:

Exhibit 99.2 Page
Devcon International Corp. — Pro Forma Financial Data
Unaudited Consolidated Pro Forma Data - Basis of Presentation	1
Pro Forma Consolidated Balance Sheet as of December 31, 2004 (Unaudited)	2
Notes to Pro Forma Consolidated Balance Sheet (Unaudited)	3
Pro Forma Consolidated Statement of Operations for the Twelve Months Ended December 31, 2004 (Unaudited)	5
Notes to Pro Forma Consolidated Statement of Operations (Unaudited)	6

(c) Exhibits

Exhibit No.	Document
10.1	Asset Purchase Agreement, dated as of January 21, 2005, by and among Sellers, Adelphia and Devcon Security (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2005).

10.2	Credit Agreement, dated as of February 28, 2005, by and among Borrowers, Lenders and CIT, as Agent (incorporated by reference to Exhibit 10.2 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2005).

10.3	Form of Note issued by Borrowers to CIT (incorporated by reference to Exhibit 10.3 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2005).

10.4	Security Agreement, dated as of February 28, 2005, by and among Borrowers and CIT (incorporated by reference to Exhibit 10.4 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2005).

10.5	Pledge Agreement, dated as of February 28, 2005, by and between Devcon International Corp. and CIT (incorporated by reference to Exhibit 10.5 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2005).

10.6	Pledge Agreement, dated as of February 28, 2005, by and among Borrowers and CIT (incorporated by reference to Exhibit 10.6 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2005).

10.7	Amendment No. 1 to Asset Purchase Agreement (incorporated by reference to Exhibit 10.7 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2005).

23.1	Consent of Carr, Riggs & Ingram, LLC

99.1	Starpoint Limited Partnership Audited Financial Statements

99.2	Devcon International Corp. Unaudited Consolidated Pro Forma Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: May 16, 2005	By:	/s/ Stephen J. Ruzika
	Name:	Stephen J. Ruzika
	Title:	Chief Executive Officer and President

Exhibit Index

Exhibit Number	Description
23.1	Consent of Carr, Riggs & Ingram, LLC

99.1	Starpoint Limited Partnership Audited Financial Statements

99.2	Devcon International Corp. Unaudited Consolidated Pro Forma Data